UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/22

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2022

Invesco High Income Trust II

NYSE: VLT

2	Managed Distribution Plan Disclosure

3	Management’s Discussion

3	Performance Summary

5	Long-Term Trust Performance

7	Supplemental Information

8	Dividend Reinvestment Plan

10	Schedule of Investments

16	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Distribution Notice

31	Tax Information

32	Additional Information

T-1	Trustees and Officers

Managed Distribution Plan Disclosure

The Board of Trustees (the “Board”) of Invesco High Income Trust II (the “Trust”) approved a Managed Distribution Plan (the “Plan”) whereby the Trust increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the effective date of the Plan.

    The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Trust is paid back to them. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” No conclusions should be drawn about the Trust’s investment performance from the amount of the Trust’s distributions or from the terms of the Plan. The Plan will be subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares.

    The Trust will provide its shareholders of record on each distribution record date with a

Section 19 Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income. The amounts and sources of distributions reported in Section 19 Notices are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Trust will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. Please refer to “Distributions” under Note 1 of the Notes to Financial Statements for information regarding the tax character of the Trust’s distributions.

2                    Invesco High Income Trust II

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 28, 2022, Invesco High Income Trust II (the Trust), at net asset value (NAV), underperformed its style-specific benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/21 to 2/28/22

Trust at NAV	0.58%
Trust at Market Value	1.52
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	0.64
Market Price Discount to NAV as of 2/28/22	-8.70
Source(s): ▼RIMES Technologies Corp.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. COVID-19 vaccine approvals and administration ramped up, and on the fiscal front, another stimulus package was signed into law. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared 50%, consumers resumed pre-

pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, as it appears the Fed is unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase seemed increasingly likely.

Against this backdrop, the high yield market experienced strong returns heading into 2022 but quickly reversed course as geopolitical concerns intensified at the beginning of the fiscal year. That said, a strong US economy and fundamental backdrop for high yield fixed income helped push the par-weighted, trailing twelve months, high yield default rate to 0.24%; roughly 3% lower than the twenty-five-year average of 3.02%.4

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Trust’s style-specific index, generated a positive return for the fiscal year.5 Likewise, the Trust, at NAV, generated a positive return for the fiscal year.

During the fiscal year, the Trust benefited from its security selection in the independent energy and midstream sectors. The Trust had an overweight allocation to oil field services and underweight to wireless, relative to the style-specific index, which also contributed positively to relative performance. An allocation to bank loans was also beneficial to relative performance as bank loans are floating rate securities and interest rates increased. During the fiscal year, security selection in the healthcare and supermarkets sectors detracted from performance relative to the style-specific index.

One important factor affecting the Trust’s performance relative to its style-specific benchmark was the Trust’s use of financial leverage through bank borrowings. For the fiscal year, the use of leverage contributed to Trust performance. At the close of the fiscal year, leverage accounted for 25% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

We used forward foreign currency contracts during the fiscal year to hedge currency exposure of non-US dollar-denominated

3                    Invesco High Income Trust II

debt. The use of such contracts had a negligible impact on the Trust’s performance relative to its style-specific benchmark for the fiscal year. Forward foreign currency contracts expose the Trust to counterparty risk and do not always provide the hedging benefits anticipated.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.

    Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1 Source: US Department of the Treasury

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

4 Source: JP Morgan

5 Source: Bloomberg LP

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

4                    Invesco High Income Trust II

Your Trust’s Long-Term Performance

Results of a $10,000 Investment

Trust and index data from 2/29/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

5                    Invesco High Income Trust II

Average Annual Total Returns
As of 2/28/22
	NAV	Market
10 Years	6.73%	5.44%
5 Years	4.92	5.31
1 Year	0.58	1.52

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance.

    Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

6                    Invesco High Income Trust II

Supplemental Information

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7                    Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computer-share Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/ closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

    To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

8                    Invesco High Income Trust II

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB	2.74%
BB	56.68
B	32.33
CCC	5.20
Non-Rated	0.68
Cash	2.37

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	CCO Holdings LLC/CCO Holdings Capital Corp.	3.22%

2.	Ford Motor Credit Co. LLC	2.91

3.	Callon Petroleum Co.	2.32

4.	Occidental Petroleum Corp.	2.26

5.	CSC Holdings LLC	2.21

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

9                    Invesco High Income Trust II

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-120.67%(b)
Advertising-0.68%
Lamar Media Corp., 4.00%, 02/15/2030	$25,000	$ 24,106
3.63%, 01/15/2031	624,000	586,731
		610,837

Aerospace & Defense-0.40%
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	351,000	362,906

Airlines-2.34%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(c)	1,554,000	1,592,850
5.75%, 04/20/2029(c)	271,000	277,523
United Airlines, Inc., 4.38%, 04/15/2026(c)	241,000	240,687
		2,111,060

Alternative Carriers-1.48%
Level 3 Financing, Inc., 3.75%, 07/15/2029(c)	954,000	852,361
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	547,000	482,385
		1,334,746

Apparel Retail-0.99%
Gap, Inc. (The), 3.63%, 10/01/2029(c)	991,000	899,333

Apparel, Accessories & Luxury Goods-0.99%
Kontoor Brands, Inc., 4.13%, 11/15/2029(c)	949,000	896,055

Auto Parts & Equipment-2.80%
Clarios Global L.P., 6.75%, 05/15/2025(c)	149,000	154,786
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(c)	857,000	894,279
Dana, Inc., 5.38%, 11/15/2027	357,000	364,588
5.63%, 06/15/2028	238,000	243,654
NESCO Holdings II, Inc., 5.50%, 04/15/2029(c)	909,000	874,953
		2,532,260

Automobile Manufacturers-5.84%
Allison Transmission, Inc., 4.75%, 10/01/2027(c)	657,000	654,201
3.75%, 01/30/2031(c)	924,000	859,385
Ford Motor Co., 4.75%, 01/15/2043	327,000	316,873
Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	204,000	213,610
3.38%, 11/13/2025	250,000	246,535
4.39%, 01/08/2026	599,000	611,777
5.11%, 05/03/2029	855,000	902,747
4.00%, 11/13/2030	654,000	649,867

	Principal Amount	Value
Automobile Manufacturers-(continued)
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(c)	$789,000	$ 819,771
		5,274,766

Automotive Retail-5.30%
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	161,000	158,514
4.63%, 11/15/2029(c)	773,000	755,109
Group 1 Automotive, Inc., 4.00%, 08/15/2028(c)	1,243,000	1,200,086
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(c)	1,222,000	1,166,026
Lithia Motors, Inc., 3.88%, 06/01/2029(c)	924,000	913,513
Sonic Automotive, Inc., 4.63%, 11/15/2029(c)	630,000	599,032
		4,792,280

Broadcasting-0.69%
Gray Television, Inc., 7.00%, 05/15/2027(c)	589,000	620,258

Building Products-0.67%
Standard Industries, Inc., 5.00%, 02/15/2027(c)	605,000	609,553

Cable & Satellite-9.78%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028(c)	890,000	896,470
4.50%, 08/15/2030(c)	1,807,000	1,743,339
4.25%, 01/15/2034(c)	292,000	268,952
CSC Holdings LLC, 6.50%, 02/01/2029(c)	922,000	934,977
5.75%, 01/15/2030(c)	696,000	616,670
4.50%, 11/15/2031(c)	314,000	286,180
5.00%, 11/15/2031(c)	200,000	166,736
DISH DBS Corp., 7.38%, 07/01/2028	350,000	332,045
DISH Network Corp., Conv., 3.38%, 08/15/2026	1,001,000	910,410
Gray Escrow II, Inc., 5.38%, 11/15/2031(c)	635,000	612,172
Sirius XM Radio, Inc., 3.13%, 09/01/2026(c)	1,073,000	1,026,174
4.00%, 07/15/2028(c)	496,000	477,698
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(c)	390,000	369,387
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(c)	200,000	200,133
		8,841,343

Casinos & Gaming-3.95%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(c)(d)	64,573	63,604
Everi Holdings, Inc., 5.00%, 07/15/2029(c)	626,000	614,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco High Income Trust II

	Principal Amount	Value
Casinos & Gaming-(continued)
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/2029(c)	$637,000	$ 621,871
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(c)	1,185,000	1,198,272
Scientific Games International, Inc., 8.25%, 03/15/2026(c)	286,000	299,022
7.25%, 11/15/2029(c)	281,000	298,843
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(c)	493,000	475,102
		3,571,375

Construction & Engineering-1.39%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(c)	632,000	633,637
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(c)	625,000	621,150
		1,254,787

Consumer Finance-2.00%
FirstCash, Inc., 5.63%, 01/01/2030(c)	629,000	625,625
OneMain Finance Corp., 7.13%, 03/15/2026	330,000	358,128
3.88%, 09/15/2028	37,000	34,330
5.38%, 11/15/2029	786,000	791,895
		1,809,978

Copper-1.02%
First Quantum Minerals Ltd. (Zambia), 6.88%, 10/15/2027(c)	866,000	921,320

Data Processing & Outsourced Services-0.67%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(c)	642,000	605,316

Department Stores-1.00%
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(c)	590,000	603,974
4.50%, 12/15/2034	333,000	296,870
		900,844

Diversified REITs-1.70%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	310,000	316,916
iStar, Inc., 4.75%, 10/01/2024	1,013,000	1,021,818
5.50%, 02/15/2026	191,000	195,473
		1,534,207

Electric Utilities-2.05%
Talen Energy Supply LLC, 10.50%, 01/15/2026(c)	907,000	409,728
7.63%, 06/01/2028(c)	534,000	478,827
Vistra Operations Co. LLC, 5.63%, 02/15/2027(c)	220,000	225,538
5.00%, 07/31/2027(c)	397,000	400,410
4.38%, 05/01/2029(c)	352,000	341,711
		1,856,214

Electrical Components & Equipment-1.28%
EnerSys, 4.38%, 12/15/2027(c)	594,000	590,285

	Principal Amount	Value
Electrical Components & Equipment-(continued)
Sensata Technologies B.V., 4.88%, 10/15/2023(c)	$549,000	$ 563,326
		1,153,611

Electronic Components-0.37%
Sensata Technologies, Inc., 4.38%, 02/15/2030(c)	178,000	173,405
3.75%, 02/15/2031(c)	177,000	164,895
		338,300

Environmental & Facilities Services-1.80%
Covanta Holding Corp., 4.88%, 12/01/2029(c)	428,000	410,081
5.00%, 09/01/2030	350,000	336,770
Waste Pro USA, Inc., 5.50%, 02/15/2026(c)	932,000	879,808
		1,626,659

Fertilizers & Agricultural Chemicals-1.29%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(c)	282,000	282,320
5.63%, 10/15/2028(c)	354,000	327,645
OCI N.V. (Netherlands), 4.63%, 10/15/2025(c)	550,000	552,117
		1,162,082

Food Distributors-1.66%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(c)	927,000	907,700
United Natural Foods, Inc., 6.75%, 10/15/2028(c)	569,000	588,773
		1,496,473

Food Retail-0.29%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(c)	250,000	263,066

Health Care Facilities-1.63%
Encompass Health Corp., 4.50%, 02/01/2028	612,000	596,577
HCA, Inc., 5.88%, 02/01/2029	259,000	289,851
3.50%, 09/01/2030	592,000	586,968
		1,473,396

Health Care REITs-1.93%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(c)	642,000	614,182
Diversified Healthcare Trust, 4.75%, 05/01/2024	304,000	298,273
9.75%, 06/15/2025	23,000	24,324
4.38%, 03/01/2031	942,000	810,539
		1,747,318

Health Care Services-2.00%
Community Health Systems, Inc., 8.00%, 03/15/2026(c)	584,000	606,729
6.13%, 04/01/2030(c)	636,000	592,269
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(c)	599,000	605,951
		1,804,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco High Income Trust II

	Principal Amount	Value
Homebuilding-1.01%
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(c)	$887,000	$ 913,060

Hotel & Resort REITs-0.66%
Service Properties Trust, 4.50%, 03/15/2025	381,000	357,648
4.95%, 10/01/2029	261,000	236,418
		594,066

Hotels, Resorts & Cruise Lines-0.73%
Carnival Corp., 10.50%, 02/01/2026(c)	587,000	659,665

Household Products-0.97%
Prestige Brands, Inc., 3.75%, 04/01/2031(c)	954,000	880,351

Independent Power Producers & Energy Traders-1.59%
Calpine Corp., 3.75%, 03/01/2031(c)	648,000	590,753
Clearway Energy Operating LLC, 4.75%, 03/15/2028(c)	589,000	593,070
Vistra Corp., 7.00%(c)(e)(f)	253,000	251,497
		1,435,320

Industrial Machinery-2.64%
EnPro Industries, Inc., 5.75%, 10/15/2026	567,000	588,909
Mueller Water Products, Inc., 4.00%, 06/15/2029(c)	615,000	588,143
Ritchie Bros. Holdings, Inc. (Canada), 4.75%, 12/15/2031(c)	619,000	615,995
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(c)	615,000	594,243
		2,387,290

Insurance Brokers-0.33%
Ryan Specialty Group LLC, 4.38%, 02/01/2030(c)	309,000	297,660

Integrated Oil & Gas-2.26%
Occidental Petroleum Corp., 8.50%, 07/15/2027	254,000	306,504
6.13%, 01/01/2031	792,000	901,795
6.20%, 03/15/2040	336,000	374,430
4.10%, 02/15/2047	499,000	462,376
		2,045,105

Integrated Telecommunication Services-2.04%
Altice France S.A. (France), 8.13%, 02/01/2027(c)	288,000	303,480
5.50%, 10/15/2029(c)	385,000	353,301
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(c)	400,000	399,490
7.00%, 10/15/2028(c)	789,000	786,152
		1,842,423

Interactive Home Entertainment-1.70%
Cinemark USA, Inc., 5.88%, 03/15/2026(c)	641,000	632,026
Sea Ltd. (Taiwan), Conv., 0.25%, 09/15/2026	353,000	294,967
WMG Acquisition Corp., 3.75%, 12/01/2029(c)	638,000	610,400
		1,537,393

	Principal Amount	Value
Interactive Media & Services-2.77%
Audacy Capital Corp., 6.75%, 03/31/2029(c)	$644,000	$ 611,349
Match Group Holdings II LLC, 4.63%, 06/01/2028(c)	916,000	920,333
Scripps Escrow II, Inc., 3.88%, 01/15/2029(c)	720,000	675,943
5.38%, 01/15/2031(c)	309,000	294,171
		2,501,796

Investment Banking & Brokerage-0.97%
NFP Corp., 4.88%, 08/15/2028(c)	244,000	235,699
6.88%, 08/15/2028(c)	692,000	644,477
		880,176

IT Consulting & Other Services-1.35%
Gartner, Inc., 4.50%, 07/01/2028(c)	906,000	918,901
3.63%, 06/15/2029(c)	306,000	297,429
		1,216,330

Managed Health Care-0.99%
Centene Corp., 3.00%, 10/15/2030	935,000	892,688

Metal & Glass Containers-1.33%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(c)	629,000	592,266
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(c)	599,000	607,605
		1,199,871

Oil & Gas Drilling-5.48%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(c)	637,000	623,897
Nabors Industries Ltd., 7.25%, 01/15/2026(c)	338,000	330,103
7.50%, 01/15/2028(c)	286,000	273,590
Nabors Industries, Inc., 7.38%, 05/15/2027(c)	608,000	628,523
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(c)	794,000	798,208
Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(c)	121,000	122,597
6.88%, 01/15/2029(c)	478,000	480,416
Rockies Express Pipeline LLC, 4.95%, 07/15/2029(c)	257,000	249,077
4.80%, 05/15/2030(c)	80,000	77,534
6.88%, 04/15/2040(c)	479,000	489,327
Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)(d)	226,000	235,944
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(d)	616,000	643,104
		4,952,320

Oil & Gas Equipment & Services-1.63%
Bristow Group, Inc., 6.88%, 03/01/2028(c)	883,000	894,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco High Income Trust II

	Principal Amount	Value
Oil & Gas Equipment & Services-(continued)
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	$576,000	$ 577,359
		1,471,847

Oil & Gas Exploration & Production-11.01%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(c)	1,732,000	1,836,544
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(c)	549,000	589,159
Callon Petroleum Co., 6.13%, 10/01/2024	812,000	809,767
9.00%, 04/01/2025(c)	11,000	11,812
8.00%, 08/01/2028(c)	1,225,000	1,275,488
Civitas Resources, Inc., 5.00%, 10/15/2026(c)	600,000	592,050
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	816,000	786,183
8.00%, 01/15/2027	423,000	428,287
7.75%, 02/01/2028	308,000	304,589
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(c)	368,000	375,791
5.75%, 02/01/2029(c)	241,000	242,626
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(c)	1,120,000	1,178,800
SM Energy Co., 6.75%, 09/15/2026	1,145,000	1,157,904
6.63%, 01/15/2027	90,000	91,467
6.50%, 07/15/2028	265,000	271,947
		9,952,414

Oil & Gas Storage & Transportation-3.29%
CNX Midstream Partners L.P., 4.75%, 04/15/2030(c)	423,000	409,481
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(c)	1,196,000	1,274,099
EQM Midstream Partners L.P., 6.50%, 07/01/2027(c)	229,000	239,866
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	474,000	410,785
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(c)	664,000	640,906
		2,975,137

Other Diversified Financial Services-1.50%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(c)	635,000	620,309
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(c)	738,000	734,126
		1,354,435

Packaged Foods & Meats-0.67%
Kraft Heinz Foods Co. (The), 4.38%, 06/01/2046	588,000	603,435

Paper Products-0.63%
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(c)	601,000	567,509

	Principal Amount	Value
Pharmaceuticals-2.15%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(c)	$372,000	$ 385,291
Bausch Health Cos., Inc., 9.00%, 12/15/2025(c)	464,000	479,027
5.75%, 08/15/2027(c)	774,000	770,045
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(c)	311,000	311,871
		1,946,234

Research & Consulting Services-0.65%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(c)	613,000	589,301

Restaurants-1.98%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	648,000	599,455
Papa John’s International, Inc., 3.88%, 09/15/2029(c)	1,282,000	1,194,055
		1,793,510

Retail REITs-0.72%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(c)	634,000	653,654

Specialized Consumer Services-2.45%
Carriage Services, Inc., 4.25%, 05/15/2029(c)	1,258,000	1,188,779
Terminix Co. LLC (The), 7.45%, 08/15/2027	872,000	1,023,475
		2,212,254

Specialized REITs-1.35%
SBA Communications Corp., 3.88%, 02/15/2027	1,225,000	1,224,234

Specialty Chemicals-2.58%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(c)	263,000	261,468
6.99%, 02/20/2032(c)	352,000	336,801
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(c)	1,132,000	1,134,128
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(c)	603,000	602,879
		2,335,276

Specialty Stores-0.64%
Bath & Body Works, Inc., 6.88%, 11/01/2035	420,000	464,852
6.75%, 07/01/2036	104,000	113,585
		578,437

Steel-0.68%
SunCoke Energy, Inc., 4.88%, 06/30/2029(c)	639,000	613,913

Systems Software-2.03%
Camelot Finance S.A., 4.50%, 11/01/2026(c)	1,829,000	1,832,795

Textiles-0.89%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(c)	892,000	808,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco High Income Trust II

	Principal Amount	Value
Trading Companies & Distributors-0.37%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(c)	$348,000	$332,965

Wireless Telecommunication Services-0.64%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(e)	623,000	574,260
Total U.S. Dollar Denominated Bonds & Notes (Cost $112,105,858)		109,061,228

Variable Rate Senior Loan Interests-7.69%(g)(h)

Environmental & Facilities Services-0.14%
Covanta Holding Corp.,
Term Loan B, 0.00%, 11/17/2028	120,065	119,240
Term Loan C, 0.00%, 11/17/2028	8,994	8,932
		128,172

Health Care Services-1.53%
Global Medical Response, Inc., Term Loan, 5.25% (1 mo. USD LIBOR + 4.25%), 10/02/2025	693,990	691,561
Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	693,945	688,865
		1,380,426

Hotels, Resorts & Cruise Lines-0.69%
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan, 2.21% (1 mo. USD LIBOR + 2.00%), 11/30/2023	628,385	624,961

Metal & Glass Containers-0.76%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.21% (3 mo. USD LIBOR + 3.00%), 06/29/2025	693,300	690,974

Paper Products-1.40%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 04/20/2028(i)	1,290,184	1,264,380

Pharmaceuticals-0.68%
Endo LLC, Term Loan, 5.75% (3 mo. USD LIBOR + 5.00%), 03/27/2028	630,238	611,044

Restaurants-1.40%
IRB Holding Corp., First Lien Term Loan B, 3.75% (3 mo. SOFR + 3.00%), 12/01/2027	1,275,613	1,265,248

	Principal
	Amount		Value
Specialty Stores-1.09%
PetSmart, Inc., Term Loan, 4.50% (3 mo. USD LIBOR + 3.75%), 02/11/2028		$992,346	$988,729
Total Variable Rate Senior Loan Interests (Cost $7,002,433)			6,953,934

Non-U.S. Dollar Denominated Bonds & Notes-0.37%(j)
Casinos & Gaming-0.17%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(c)(d)	EUR	135,000	160,025

Other Diversified Financial Services-0.08%
Codere New Holdco S.A. (Spain), 7.50% PIK Rate, 0.00% Cash Rate, 11/30/2027(c)(d)	EUR	70,000	70,443

Textiles-0.12%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(c)	EUR	100,000	107,288
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $359,879)			337,756

	Shares

Common Stocks & Other Equity Interests-0.16%
Oil & Gas Drilling-0.16%
Valaris Ltd.(k)		3,515	143,201

Other Diversified Financial Services-0.00%
Codere New Topco S.A. (Spain)(i)		2,609	0
Total Common Stocks & Other Equity Interests (Cost $65,314)			143,201

Money Market Funds-2.54%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(m)		802,454	802,454
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(l)(m)		574,302	574,302
Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(m)		917,091	917,091
Total Money Market Funds (Cost $2,293,991)			2,293,847
TOTAL INVESTMENTS IN SECURITIES-131.43% (Cost $121,827,475)			118,789,966
BORROWINGS-(33.80)%			(30,550,000)
OTHER ASSETS LESS LIABILITIES-2.37%			2,142,629
NET ASSETS-100.00%			$90,382,595

Investment Abbreviations:
Conv.	- Convertible
EUR	- Euro
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco High Income Trust II

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $83,132,536, which represented 91.98% of the Trust’s Net Assets.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Perpetual bond with no specified maturity date.
(g)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	Non-income producing security.
(l)

Affiliated issuer. The issuer and/or the Trust is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,383,651	$18,822,668	$(19,403,865)	$ -	$-	$ 802,454	$263
Invesco Liquid Assets Portfolio, Institutional Class	988,322	13,439,184	(13,852,932)	(144)	(128)	574,302	95
Invesco Treasury Portfolio, Institutional Class	1,581,315	21,511,621	(22,175,845)	-	-	917,091	122
Total	$3,953,288	$53,773,473	$(55,432,642)	$(144)	$(128)	$2,293,847	$480

(m)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.

Open Forward Foreign Currency Contracts
Settlement Date				Unrealized Appreciation
		Contract to
	Counterparty	Deliver	Receive
Currency Risk
05/17/2022	Citibank, N.A.	EUR 300,000	USD 344,909	$7,554

Abbreviations:

EUR	- Euro
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco High Income Trust II

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $119,533,484)	$116,496,119
Investments in affiliated money market funds, at value (Cost $2,293,991)	2,293,847
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,554
Cash	870
Foreign currencies, at value (Cost $186,757)	184,834
Receivable for:
Investments sold	854,384
Dividends	19
Interest	1,657,460
Investment for trustee deferred compensation and retirement plans	27,094
Other assets	41,446
Total assets	121,563,627

Liabilities:
Payable for:
Borrowings	30,550,000
Investments purchased	474,211
Dividends	25,176
Accrued fees to affiliates	18,082
Accrued interest expense	23,524
Accrued trustees’ and officers’ fees and benefits	3,131
Accrued other operating expenses	58,710
Trustee deferred compensation and retirement plans	28,198
Total liabilities	31,181,032
Net assets applicable to common shares	$90,382,595

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$110,396,907

Distributable earnings (loss)	(20,014,312)

$90,382,595

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	6,498,037

Net asset value per common share	$13.91

Market value per common share	$12.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco High Income Trust II

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$6,207,484

Dividends from affiliated money market funds	480

Total investment income	6,207,964

Expenses:
Advisory fees	885,799

Administrative services fees	13,820

Custodian fees	6,458

Interest, facilities and maintenance fees	411,551

Transfer agent fees	35,937

Trustees’ and officers’ fees and benefits	21,668

Registration and filing fees	19,805

Reports to shareholders	3,120

Professional services fees	79,504

Other	3,770

Total expenses	1,481,432

Less: Fees waived	(817)

Net expenses	1,480,615

Net investment income	4,727,349

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,806,486

Affiliated investment securities	(128)

Foreign currencies	(44,331)

Forward foreign currency contracts	100,011

1,862,038

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(6,082,703)

Affiliated investment securities	(144)

Foreign currencies	(2,754)

Forward foreign currency contracts	5,415

(6,080,186)

Net realized and unrealized gain (loss)	(4,218,148)

Net increase in net assets resulting from operations applicable to common shares	$509,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$4,727,349	$6,046,999

Net realized gain (loss)	1,862,038	(6,617,075)

Change in net unrealized appreciation (depreciation)	(6,080,186)	8,445,419

Net increase in net assets resulting from operations applicable to common shares	509,201	7,875,343

Distributions to common shareholders from distributable earnings	(5,510,463)	(6,456,812)
Return of capital applicable to common shares	(2,004,737)	(1,056,307)

Total distributions	(7,515,200)	(7,513,119)

Net increase in common shares of beneficial interest	19,684	–

Net increase (decrease) in net assets applicable to common shares	(6,986,315)	362,224

Net assets applicable to common shares:
Beginning of year	97,368,910	97,006,686

End of year	$90,382,595	$97,368,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 28, 2022

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$509,201

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(112,491,366)

Proceeds from sales of investments	113,600,694

Purchases of short-term investments, net	(16,660)

Amortization of premium on investment securities	715,932

Accretion of discount on investment securities	(102,506)

Net realized gain from investment securities	(1,806,486)

Net change in unrealized depreciation on investment securities	6,082,703

Net change in unrealized appreciation of forward foreign currency contracts	(5,415)

Change in operating assets and liabilities:

Decrease in receivables and other assets	210,379

Decrease in accrued expenses and other payables	(54,135)

Net cash provided by operating activities	6,642,341

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(5,458,348)

Return of capital	(2,004,737)

Decrease in payable for amount due custodian	(664,724)

Disbursements from shares of beneficial interest reacquired	(29,695)

Net cash provided by (used in) financing activities	(8,157,504)

Net decrease in cash and cash equivalents	(1,515,163)

Cash and cash equivalents at beginning of period	3,994,714

Cash and cash equivalents at end of period	$2,479,551

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$49,379

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$1,936

Cash paid during the period for interest, facilities and maintenance fees	$411,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco High Income Trust II

Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,		Year Ended February 29,	Years ended February 28,
	2022	2021	2020	2019	2018

Net asset value per common share, beginning of period	$14.99	$14.94	$ 15.46	$15.95	$16.36

Net investment income(a)	0.73	0.93	0.92	0.92	0.93

Net gains (losses) on securities (both realized and unrealized)	(0.65)	0.28	(0.28)	(0.33)	(0.33)

Total from investment operations	0.08	1.21	0.64	0.59	0.60

Less:
Dividends paid to common shareholders from net investment income	(0.89)	(1.00)	(1.03)	(1.03)	(1.01)

Return of capital	(0.27)	(0.16)	(0.13)	(0.05)	-

Total distributions	(1.16)	(1.16)	(1.16)	(1.08)	(1.01)

Net asset value per common share, end of period	$13.91	$14.99	$ 14.94	$15.46	$15.95

Market value per common share, end of period	$12.70	$13.56	$ 13.53	$14.26	$14.04

Total return at net asset value(b)	0.58%	10.16%	4.72%	4.92%	4.42%

Total return at market value(c)	1.52%	10.04%	2.81%	9.94%	2.57%

Net assets applicable to common shares, end of period (000’s omitted)	$90,383	$97,369	$97,007	$125,500	$129,516

Portfolio turnover rate(d)	89%	101%	41%	38%	38%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	1.55%	1.63%	2.41%	2.37%	1.95%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.12%	1.20%	1.24%	1.23%	1.15%

Without fee waivers and/or expense reimbursements	1.55%	1.63%	2.42%	2.37%	1.95%

Ratio of net investment income to average net assets	4.92%	6.68%	5.93%	5.97%	5.73%

Senior securities:
Asset coverage per $1,000 unit of senior indebtedness(e)	$3,959	$4,187	$ 3,280	$3,639	$3,724

Total borrowings (000’s omitted)	$30,550	$30,550	$42,550	$47,550	$47,550

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

Calculated by subtracting the Trust’s total liabilities (not including the Borrowings) from the Trust’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco High Income Trust II

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total

21                    Invesco High Income Trust II

returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - The Trust has adopted a Managed Distribution Plan (the “Plan”) whereby the Trust will pay a monthly dividend to common shareholders at a stated fixed monthly distribution amount based on a distribution rate of 8.5% of the market price per share on August 1, 2018. The Plan is intended to provide shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. Distributions from net investment income are declared and paid monthly, and recorded on the ex-dividend date. The Plan may be amended or terminated at any time by the Board.

E.

Federal Income Taxes - The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with

22                    Invesco High Income Trust II

forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Risk - The Trust may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Trust and the instruments in which the Trust invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Trust invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Trust could result in losses to the Trust.

O.

Leverage Risk - The Trust utilizes leverage to seek to enhance the yield of the Trust by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

P.

Other Risks - The Trust invests in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Trust’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Trust that holds securities of that entity will be adversely impacted.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $817.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2022, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

23                    Invesco High Income Trust II

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ –	$109,061,228	$ –	$109,061,228
Variable Rate Senior Loan Interests	–	5,689,554	1,264,380	6,953,934
Non-U.S. Dollar Denominated Bonds & Notes	–	337,756	–	337,756
Common Stocks & Other Equity Interests	143,201	–	0	143,201
Money Market Funds	2,293,847	–	–	2,293,847
Total Investments in Securities	2,437,048	115,088,538	1,264,380	118,789,966

Other Investments - Assets*
Forward Foreign Currency Contracts	–	7,554	–	7,554
Total Investments	$2,437,048	$115,096,092	$1,264,380	$118,797,520

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2022:

	Value 02/28/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/22
Variable Rate Senior Loan Interests	$636,667	$656,700	$(6,483)	$–	$65	$(22,569)	$–	$–	$1,264,380
Common Stocks & Other Equity Interests	–	0	–	–	–	–	–	–	0
U.S. Dollar Denominated Bonds & Notes	0	–	(234)	–	234	–	–	–	–
Total	$636,667	$656,700	$(6,717)	$–	$299	$(22,569)	$–	$–	$1,264,380

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B	$1,264,380	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

24                    Invesco High Income Trust II

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$7,554
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$7,554

Offsetting Assets and Liabilities

The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$7,554	$–	$7,554	$–	$–	$7,554

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$100,011
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	5,415
Total	$105,426

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$1,917,056

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Trust to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowings

Effective November 12, 2021, the Trust entered into a $45 million credit agreement, which will expire on November 10, 2022. Prior to November 12, 2021, the credit agreement permitted borrowings up to $50 million. This credit agreement is secured by the assets of the Trust. The Trust is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement.

During the year ended February 28, 2022, the average daily balance of borrowing under the credit agreement was $30,550,000 with an average interest rate of 1.00%. The carrying amount of the Trust’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

25                    Invesco High Income Trust II

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$5,510,463	$6,456,812
Return of capital	2,004,737	1,056,307
Total distributions	$7,515,200	$7,513,119

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Net unrealized appreciation (depreciation) – investments	$(3,534,600)

Net unrealized appreciation (depreciation) – foreign currencies	(2,075)

Temporary book/tax differences	(15,489)

Capital loss carryforward	(16,462,148)

Shares of beneficial interest	110,396,907

Total net assets	$90,382,595

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,327,321	$13,134,827	$16,462,148

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2022 was $108,498,138 and $112,857,414, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,043,399

Aggregate unrealized (depreciation) of investments	(4,577,999)

Net unrealized appreciation (depreciation) of investments	$(3,534,600)

Cost of investments for tax purposes is $122,332,120.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $2,697,906, undistributed net realized gain (loss) was decreased by $693,168 and shares of beneficial interest was decreased by $2,004,738. This reclassification had no effect on the net assets of the Trust.

NOTE 10–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2022	2021
Beginning shares	6,494,743	6,494,743
Shares issued through dividend reinvestment	3,294	–
Ending shares	6,498,037	6,494,743

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

26                    Invesco High Income Trust II

NOTE 11–Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2022:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2022	$0.0964	March 15, 2022	March 31, 2022
April 1, 2022	$0.0964	April 18, 2022	April 29, 2022

27                    Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Income Trust II (the “Trust”) as of February 28, 2022, the related statements of operations and cash flows for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                    Invesco High Income Trust II

DISTRIBUTION NOTICE

March 2022

INVESCO HIGH INCOME TRUST II - Common Shares - Cusip: 46131F101

INVESCO SENIOR INCOME TRUST - Common Shares - Cusip: 46131H107

Form 1099-DIV for the calendar year will report distributions for US federal income tax purposes. The Funds’ annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

Effective August 1, 2018, the Board of Invesco High Income Trust II (NYSE: VLT) approved a Managed Distribution Plan (the “VLT Plan”) for the Fund, whereby the Fund increased its monthly dividend to common shareholders to a stated fixed monthly distribution amount based on a distribution rate of 8.5 percent of the closing market price per share as of August 1, 2018, the date the VLT Plan became effective.

Effective October 1, 2020, the Board of Invesco Senior Income Trust (NYSE: VVR) approved a Managed Distribution Plan (the “VVR Plan”) for the Fund, whereby the Fund pays its monthly dividend to common shareholders at a stated fixed monthly distribution amount of $0.021 per share. The VVR Plan and VLT Plan are collectively referred to herein as the “Plans.”

The following tables set forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the sources indicated. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. All amounts are expressed per common share. Each Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution is estimated to be a return of capital. A return of capital may occur, for example, when some or all of the money that shareholders invested in a Fund is paid back. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on each Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Fund	March 2022
	Net Investment Income		Net Realized Capital Gains		Estimated Return of Principal (or Other Capital Source)		Total Current Distribution (common share)
	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution	Per Share Amount	% of Current Distribution
Invesco High Income Trust II	$0.0552	57.26%	$0.0000	0.00%	$0.0412	42.74%	$0.0964
Invesco Senior Income Trust	$0.0210	100.00%	$0.0000	0.00%	$0.0000	0.00%	$0.0210

Fund	CUMULATIVE FISCAL YEAR-TO-DATE (YTD) February 28, 2022*
	Net Investment Income		Net Realized Capital Gains		Return of Principal (or Other Capital Source)		Total FYTD Distribution (common share)
	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution	Per Share Amount	% of 2022 Distribution
Invesco High Income Trust II	$0.5516	47.68%	$0.0000	0.00%	$0.6052	53.32%	$1.1568
Invesco Senior Income Trust	$0.2124	84.29%	$0.0000	0.00%	$0.0396	15.71%	$0.2520

*

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. Each Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. The final determination of the source and tax characteristics of all distributions in 2022 will be made after the end of the year.

The monthly distributions are based on estimates and terms of each Fund’s Plan. Monthly distribution amounts may vary from these estimates based on a multitude of factors. Changes in portfolio and market conditions may cause deviations from estimates. These estimates should not be taken as indication of a Fund’s earnings and performance. The actual amounts and its sources may be subject to additional adjustments and will be reported after year end.

Each Fund’s Performance and Distribution Rate Information disclosed in the table below is based on the Fund’s net asset value per share (NAV). Shareholders should take note of the relationship between the Fiscal Year-to-date Cumulative Total Return with the Fund’s Cumulative Distribution Rate and the Average Annual Total Return with the Fund’s Current Annualized Distribution Rate. Each Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total liabilities, divided by the total number of shares outstanding. NAV performance may be indicative of a Fund’s investment performance. The value of a shareholder’s investment in each Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

29                    Invesco High Income Trust II

Fund Performance and Distribution Rate Information:

	Fiscal Year-to-date March 1, 2021 to February 28, 2022			Five-year period ending February 28, 2022
Fund	FYTD Cumulative Total Return[1]	Cumulative Distribution Rate[2]	Current Annualized Distribution Rate[3]	Average Annual Total Return[4]
Invesco High Income Trust II	0.58%	8.31%	8.32%	4.92%
Invesco Senior Income Trust	8.11%	6.81%	5.49%	5.22%

[1]

Fiscal year-to-date Cumulative Total Return assumes reinvestment of distributions. This is calculated as the percentage change in the Fund’s NAV over the fiscal year-to-date time period including distributions paid and reinvested.

[2]

Cumulative Distribution Rate for the Fund’s current fiscal period (March 1, 2021 through February 28, 2022) is calculated as the dollar value of distributions in the fiscal year-to-date period as a percentage of the Fund’s NAV as of February 28, 2022.

[3]	The Current Annualized Distribution Rate is the current fiscal period’s distribution rate annualized as a percentage of the Fund’s NAV as of February 28, 2022.
[4]

Average Annual Total Return represents the compound average of the annual NAV Total Returns of the Fund for the five-year period ending February 28, 2022. Annual NAV Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and reinvested.

In order to comply with the requirements of Section 19 of the Investment Company Act of 1940, each Fund will provide its shareholders of record on the record date with a 19(a) Notice disclosing the sources of its dividend payment when a distribution includes anything other than net investment income.

The Plans will be subject to periodic review by each Fund’s Board, and a Fund’s Board may terminate or amend the terms of its Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of a Fund’s Plan could have an adverse effect on the market price of such Fund’s common shares.

The amount of dividends paid by each Fund may vary from time to time. Past amounts of dividends are no guarantee of future dividend payment amounts.

Investing involves risk and it is possible to lose money on any investment in the Funds.

For additional information, shareholders of the closed-end Fund may call Invesco at 800-983-0903.

About Invesco Ltd.

Invesco Ltd. is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive, and alternative investment capabilities. With offices in more than 20 countries, Invesco managed $1.6 trillion in assets on behalf of clients worldwide as of December 31, 2021.

For more information, visit www.invesco.com.

Invesco Distributors, Inc. is the US distributor for Invesco Ltd. It is an indirect, wholly owned, subsidiary of Invesco Ltd.

Note: There is no assurance that a closed-end fund will achieve its investment objective. Shares are bought on the secondary market and may trade at a discount or premium to NAV. Regular brokerage commissions apply.

NOT A DEPOSIT | NOT FDIC INSURED | NOT GUARANTEED BY THE BANK | MAY LOSE VALUE | NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

–Invesco–

30                    Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	1.29%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	94.20%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	80.86%

 **The above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

31                    Invesco High Income Trust II

Additional Information

Investment Objective, Policies and Principal Risks of the Trust

Recent Changes

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Investment Objective

The investment objective of Invesco High Income Trust II (the “Trust”) is to provide to its common shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Policies of the Trust

The Trust will invest primarily in high income producing fixed-income securities rated in the medium and lower categories by established rating agencies, or unrated securities determined by Invesco Advisers, Inc. (the “Adviser”) to be of comparable quality. Medium and lower grade securities are those rated BB or lower by S&P Global Ratings (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or securities that are not rated but are believed by the Adviser to be of comparable quality.1 Lower-grade securities are commonly referred to as “junk bonds.” No limitation exists as to the rating category in which the Trust may invest. If two or more NRSROs have assigned different ratings to a security, the Adviser uses the lowest rating assigned.

High income producing fixed-income securities are generally corporate fixed-income securities rated between BB/Ba and C/C by S&P and Moody’s and are frequently issued by corporations in the growth stage of their development. Securities which are rated BB, B, CCC, CC and C are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

In normal market conditions, at least 65% of the Trust’s assets will be invested in fixed-income securities. The fixed-income securities in which the Trust will invest will consist primarily of debt securities. “Fixed-income securities” which may be acquired by the Trust include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities. Most debt securities in which the Trust will invest will bear interest at fixed rates. However, the Trust reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participation based on revenues, sales or profits. Fixed-income securities which may be acquired also include preferred stocks that have cumulative or non-cumulative dividend rights. Fixed-income securities also include convertible securities and zero coupon.

The Trust may invest up to 35% of its total assets in securities rated higher than BB by S&P or higher than Ba by Moody’s or unrated securities of comparable quality and may invest a higher percentage, up to 100% of its total assets, in such higher rated securities (i) when the difference in yields between quality classifications is relatively narrow, (ii) when, consistent with seeking to maintain the dollar-weighted average maturity of the Trust’s portfolio of up to 12 years, high income producing fixed-income securities of appropriate maturities are unavailable or are available only at prices that the Adviser deems are unfavorable or (iii) when the Adviser determines that market conditions warrant a temporary, defensive policy.

The Trust will seek to preserve capital through portfolio diversification and by limiting investments to fixed-income securities which the Adviser believes entail reasonable credit risk. The Trust has a non-fundamental investment policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, with no limitation on the maturity of individual securities that it may acquire. Subject to the Trust’s policy of maintaining a dollar-weighted average portfolio maturity of up to 12 years, the Adviser may seek to adjust the portfolio’s maturity based on its assessment of current and projected market conditions and all factors that the Adviser deems relevant. Any decisions as to the targeted maturity of the Trust’s portfolio or any particular category of investments or of the Trust’s portfolio generally will be made based on all pertinent market factors at any given time.

Convertible Securities. Fixed-income securities in which the Trust may invest include convertible securities, which are securities that generally pay interest and may be converted into common stock. In selecting convertible securities for the Trust, the following factors, among others, will be considered by the Adviser: (1) the Adviser’s own evaluations of the creditworthiness of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stock; (4) the prices of the securities relative to the underlying common stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Trust’s portfolio as to issuers and industries; and (8) whether the securities are rated by Moody’s and/or S&P and, if so, the ratings assigned.

Zero Coupon Securities. Fixed-income securities also include zero coupon securities issued by corporations and other private entities. The Trust is permitted to invest up to 10% of its total assets in zero coupon securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.

Loans. Consistent with the Trust’s strategy of investing in income securities, the Trust may invest up to 20% of its total assets in fixed and floating rate loans. Loans are typically arranged through private negotiations between the borrower and one or more lenders. Loans generally have a more senior claim in the borrower’s capital structure relative to corporate bonds or other subordinated debt. The loans in which the Trust invests are generally in the form of loan assignments and participations of all or a portion of a loan from another lender. In the case of an assignment, the Trust acquires direct rights against the borrower on the loan, however, the Trust’s rights and obligations as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In the case of a participation, the Trust typically has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency of the lender selling the participation, the Trust may be treated as a general creditor of the lender and may not benefit from any setoff between the lender and the borrower.

Rule 144A Securities and Other Exempt Securities; Restricted and Illiquid Securities. The Trust may invest up to 20% of its total assets in fixed-income securities that are not readily marketable, including securities restricted as to resale such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended. No security that is not readily marketable will be acquired unless the Adviser believes such security to be of comparable quality to publicly-traded securities in which the Trust may invest. Certain fixed-income securities are somewhat liquid and may become more liquid as secondary markets for these securities continue to develop. These securities will be included in, or excluded from, the 20% limitation on a case-by-case basis by the Adviser depending on the perceived liquidity of the security and market involved.

Non-Dollar Denominated Securities. The Trust may invest a portion or all of its total assets in securities issued by foreign governments or foreign corporations; provided, however, that the Trust may not invest more than 30% of its total assets in non-U.S. dollar denominated securities. The same quality levels currently permitted by the Trust for all investments, will apply to foreign investments. The Trust may invest in securities of issuers determined by the Adviser to be in developing or emerging market countries.

The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Trust’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Trust’s total assets will not require elimination of any security from the Trust’s portfolio.

The Trust may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the

32                    Invesco High Income Trust II

settlement of transactions in securities traded in such foreign currency.

Derivatives. The Trust can invest in derivative instruments, including swap contracts (including credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including interest rate options, credit default swap options and swaptions), futures contracts (including interest rate futures) and forward foreign currency contracts. The Trust can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Trust can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Trust. The Trust can use options, including credit default swap options, to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Trust can also use options on bond or interest rate futures contracts to increase or reduce its exposure to interest rate changes. The Trust can engage in forward foreign currency contracts, currency futures and currency options to mitigate the risk of foreign currency exposure.

Borrowing. The Trust currently utilizes leverage in the form of borrowings in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.

Money Market Funds. To the extent permitted by applicable law and the Trust’s investment objectives, policies, and restrictions, the Trust may invest all or some of its short-term cash investments in money market funds, including money market fund advised or managed by the Adviser or its affiliates. When the Trust purchases shares of another investment company, including an affiliated money market fund, the Trust will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Temporary Defensive Investments. The Trust may invest up to 100% of its assets in investments that may be inconsistent with the Trust’s principal investment strategies for temporary defensive purposes in anticipation of or in response to adverse market, economic, political or other conditions, or other atypical circumstances. As a result, the Trust may not achieve its investment objective.

Investment Process. In selecting securities for the Trust’s portfolio, the Adviser focuses on securities that it believes have favorable prospects for high current income and the possibility of growth of capital. The Adviser conducts a bottom-up fundamental analysis of an issuer before its securities are purchased by the Trust. The fundamental analysis involves an evaluation by a team of credit analysts of an issuer’s financial statements in order to assess its financial condition. The credit analysts also assess the ability of an issuer to reduce its leverage (i.e., the amount of borrowed debt). The bottom-up fundamental analysis is supplemented by an ongoing review of the securities’ relative value compared with other similar rated bonds, and a top-down analysis of sector and macro-economic trends, such as changes in interest rates. The portfolio managers attempt to control the Trust’s risk by limiting the portfolio’s assets that are invested in any one security, and by diversifying the portfolio’s holdings over a number of different industries.

Although the Trust is actively managed, it is reviewed regularly against its style-specific benchmark index (the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index) and its peer group index (the Lipper High Current Yield Bond Funds Index) to assess the portfolio’s relative risk and its positioning.

Decisions to purchase or sell securities are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Trust’s macro risk exposure (such as duration, yield curve positioning and sector exposure), a need to limit or reduce the Trust’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Trust.

Principal Risks of Investing in the Trust

As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:

Market Risk. The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability of the Adviser to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.

COVID-19. The “COVID-19” strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Trust’s performance.

Market Disruption Risks Related to Russia-Ukraine Conflict. Following Russia’s invasion of Ukraine in late February 2022, various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy, financials,commodities, engineering, and defense.

Debt Securities Risk. The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

High Yield Debt Securities (Junk Bond) Risk. The Trust’s investments in high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Trust to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are more susceptible to default or decline in market value due to adverse economic, regulatory, political or company developments than higher rated or investment grade securities. Prices of high yield debt securities tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to sell at a desirable time or price, particularly in times of negative sentiment toward high yield securities.

Credit Risk. The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may

33                    Invesco High Income Trust II

decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.

Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline.

Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.

Income Risk. The income you receive from the Trust is based primarily on prevailing interest rates,

which can vary widely over the short and long term. If interest rates decrease, your income from the Trust may decrease as well.

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Trust in securities bearing the new, lower interest rates, resulting in a possible decline in the Trust’s income and distributions to shareholders.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

Liquidity Risk. The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Consequently, the Trust may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Trust’s performance. Liquid securities can become illiquid during periods of market stress.

Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.

Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements is typically is less active than the market for publicly-traded securities. Rule 144A and other exempt securities, which are also known as privately issued securities, carry the risk that their liquidity may become impaired and the Trust may be unable to dispose of the securities at a desirable time or price.

Unrated Securities Risk. Because the Trust purchases securities that are not rated by any nationally recognized statistical rating organization, the Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.

34                    Invesco High Income Trust II

Borrowing Risk. Borrowing money to buy securities exposes the Trust to leverage because the Trust seeks to achieve a return on a capital base larger than the assets that shareholders have contributed to the Trust. Borrowing will cause the Trust’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities. The Trust may also be required to liquidate positions when it may not be advantageous to do so in order to repay borrowed money when due. In addition, the Trust will incur interest expenses and other fees on borrowed money. There can be no assurance that the Trust’s borrowing strategy will enhance and not reduce the Trust’s returns.

Foreign Securities Risk. The value of the Trust’s foreign investments may be adversely affected by political and social instability in the home countries of the issuers of the investments, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Trust could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. Also, there may be less publicly available information about companies in certain foreign countries than about U.S. companies making it more difficult for the Adviser to evaluate those companies. The laws of certain countries may put limits on the Trust’s ability to recover its assets held at a foreign bank if the foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors. Unless the Trust has hedged its foreign currency risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Trust has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, the use of currency forward contracts, if used by the Trust, could reduce performance if there are unanticipated changes in currency exchange rates.

Foreign Credit Exposure Risk. U.S. dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

Emerging Markets Securities Risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Trust’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

Risk of Investing in Loans. There are a number of risks associated with an investment in loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Trust’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the borrower. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. The value of loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Trust to lose income or principal on a particular investment, which in turn could affect the Trust’s returns.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than these more senior securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Investors may purchase zero coupon and pay-in-kind securities at a price below the amount payable at maturity. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

U.S. Government Obligations Risk. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Trust’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Trust may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.

Distribution Risk. The Board has adopted a Managed Distribution Plan (the “Plan”) for the Trust whereby the Trust seeks to pay a stated fixed monthly distribution amount to common shareholders. The Plan is intended to provide common shareholders with a consistent, but not guaranteed, periodic cash payment from the Trust, regardless of when or whether income is earned or capital gains are realized. If sufficient investment income is not available for a monthly distribution, the Trust will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level under the Plan. The Plan is subject to periodic review by the Board, and the Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Trust’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s common shares. Please see “Managed Distribution Plan Disclosure” in this report for additional information regarding the Plan.

Management Risk. The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments

35                    Invesco High Income Trust II

prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.

[1]

A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

36                    Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco High Income Trust II

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Computershare Trust Company, N.A 250 Royall Street Canton, MA 02021

T-6                    Invesco High Income Trust II

(This page intentionally left blank)

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form N-PORT filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-05769	VK-CE-HINC2-AR-1

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate held a financial interest directly in an investment company within the Invesco Funds Investment Company Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the audit services performed by the individual were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit, the financial interest was not material to the net worth of the individual or his respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or the individual ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021
Audit Fees	$37,625	$37,625
Audit-Related Fees	$0	$0
Tax Fees(1)	$16,020	$15,898
All Other Fees	$0	$0

Total Fees	$53,645	$53,523

(1)

Tax Fees for the fiscal years ended February 28, 2022 and February 28, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$801,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$801,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I. Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II. Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III. General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a. Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b. Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service;

and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c. Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V. Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,931,000 for the fiscal year ended February 28, 2022 and $6,219,000 for the fiscal year ended February 28, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,748,020 for the fiscal year ended February 28, 2022 and $6,935,898 for the fiscal year ended February 28, 2021.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global
Corporate Governance and
Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy services team is responsible for operational implementation, including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated global proxy services team which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

•

In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•

In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

•	In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global proxy services team. These criteria are monitored and updated periodically by the global proxy services team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•

Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law but not operationally possible, Invesco will not vote the shares.

•

For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.

H.	Use of Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global proxy services team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, global proxy services team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

Our good governance principles are divided into six key themes that Invesco endorses:

A.	Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary

General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•

We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•

We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•

We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•

We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•

We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

•

Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

C.	Board Composition and Effectiveness

Director election process: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.

•

When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

•

We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•

We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.

•

We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

•

We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•

In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•

We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•

With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant climate-related risks;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social issues: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record on E&S issues, the efficacy of the proposal’s request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*1

Invesco Asset Management (Japan) Limited*1

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited1

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco European RR L.P

Invesco Canada Ltd.1

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*1

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*1

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

ITEM	8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2022, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•

Niklas Nordenfelt, CFA, Portfolio Manager, who has been responsible for the Trust since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to 2020, he was associated with Wells Fargo Asset Management where he served as a Managing Director, Senior Portfolio Manager and Co-Head of US High Yield.

•	Rahim Shad, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2009.

•

Philip Susser, Portfolio Manager, who has been responsible for the Trust since 2021 and has been associated with Invesco and/or its affiliates since 2021. From 2001 to 2020, he was associated with Wells Fargo Asset Management where he served as a Senior Portfolio Manager and co-head of US High Yield.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2022 (unless otherwise noted):

Portfolio Managers	Dollar Range of Investments in the Fund
Invesco High Income Trust II
Niklas Nordenfelt	None
Rahim Shad	None
Philip Susser	None

Assets Managed

The following information is as of February 28, 2022 (unless otherwise noted):

Portfolio Managers	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco High Income Trust II
Niklas Nordenfelt	3	$3,906.4	10	$816.0	None	None
Rahim Shad	2	$1,014.5	3	$498.2	None	None
Philip Susser	2	$1,014.5	4	$590.6	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Canada[2] Invesco Deutschland[2] Invesco Hong Kong[2] Invesco Asset Management[2] Invesco India[2] Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group

Invesco Senior Secured2, [3] Invesco Capital2,[4]	Not applicable

Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

13(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the Section 19(a) notices to shareholders are attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 6, 2022